As filed with the Securities and Exchange Commission on May 18, 2010

Registration No. 333-164683

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

Pre-effective
Amendment No.2 to

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

InfoLogix, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	20-1983837
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

101 East County Line Road, Suite 210

Hatboro, Pennsylvania 19040

(215) 604-0691

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices)

John A. Roberts

Chief Financial Officer

101 East County Line Road, Suite 210

Hatboro, Pennsylvania 19040

(215) 604-0691

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

Copy to:

Stephen T. Burdumy

Scott B. Connolly

Drinker Biddle & Reath LLP

One Logan Square, Suite 2000

Philadelphia, Pennsylvania 19103

Approximate date of commencement of proposed sale to the public:  From time to time following the effective date of this Registration Statement.

If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. ☐

If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. ☒

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box. ☐

                                                If this form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company.  See definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☐
Non-accelerated filer ☒	Smaller reporting company ☐
(Do not check if a smaller reporting company)

CALCULATION OF REGISTRATION FEE

Title of Securities To Be Registered	Amount To Be Registered(1)	Proposed Maximum Offering Price Per Share	Proposed Maximum Aggregate Offering Price	Amount of Registration Fee
Shares of common stock, $0.00001 par value per share	2,691,790				(2)
Shares of common stock, $0.00001 par value per share, underlying warrants	672,948				(2)
Total	3,364,738				(2)
(1)

Amount of shares of common stock to be registered. All shares of common stock are to be offered and sold by the selling stockholders. In accordance with Rule 416(a), the registrant is also registering hereunder an indeterminate number of shares that may be issued and resold resulting from stock splits, stock dividends or similar transactions.

(2)

The registration fee with regard to the 3,364,738 shares of common stock was previously paid in connection with the registrant’s filing of its Registration Statement on Form S-3 with the Securities and Exchange Commission on February 3, 2010

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Commission acting pursuant to Section 8(a), may determine.

EXPLANATORY NOTE

This Pre-Effective Amendment No. 2 to the Registration Statement on Form S-3 (File No. 333-164683) of InfoLogix, Inc. is being filed solely to file updated Exhibits as indicated in “Part II—Exhibits and Financial Statement Schedules.”  Other than the updates to the Exhibits and corresponding changes to the Exhibit Index and Signature Page, the remainder of the Form S-3, as amended, is unchanged.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 16. Exhibits and Financial Statement Schedules.

(a) Exhibits.

Exhibit No.	Description
4.1*	Certificate of Incorporation of New Age Translation, Inc. (incorporated herein by reference to Exhibit 3.1 of our Current Report on Form 8-K dated November 22, 2006).

4.2*

Certificate of Amendment of New Age Translation, Inc. changing corporate name to InfoLogix, Inc. (incorporated herein by reference to Exhibit 3.2 of our Current Report on Form 8-K dated November 29, 2006).

4.3*	Certificate of Amendment to Certificate of Incorporation of InfoLogix, Inc. (incorporated herein by reference to Exhibit 3.1 of our Current Report on Form 8-K dated January 5, 2010).

4.4*	By-laws of New Age Translation, Inc. (incorporated herein by reference to Exhibit 3.2 of our Current Report on Form 8-K dated November 22, 2006).

4.5*

Amended and Restated Loan and Security Agreement dated as of November 20, 2009 by and among InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition, LLC, and InfoLogix — DDMS, Inc., as Borrowers, and Hercules Technology Growth Capital, Inc., as Lender (incorporated by reference to Exhibit 4.1 of our Current Report on Form 8-K dated November 20, 2009).

4.6*

Amendment No. 1, dated as of February 19, 2010, to the Amended and Restated Loan and Security Agreement, dated as of November 20, 2009, by and among InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition LLC and InfoLogix-DDMS, Inc., as Borrowers and Hercules Technology Growth Capital, Inc., as Lender (incorporated herein by reference to Exhibit 4.1 of our Current Report on Form 8-K filed February 23, 2010).

4.7**

Amendment No. 2, dated as of April 6, 2010, to the Amended and Restated Loan and Security Agreement, dated as of November 20, 2009, as amended, by and among InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition LLC, and InfoLogix-DDMS, Inc., as Borrowers, and Hercules Technology Growth Capital, Inc., as Lender (incorporated herein by reference to Exhibit 4.3 of our Current Report on Form 8-K filed April 8, 2010).

4.8*

Warrant dated as of November 20, 2009 issued by InfoLogix, Inc. to Hercules Technology Growth Capital, Inc. (incorporated by reference to Exhibit 4.2 of our Current Report on Form 8-K dated November 20, 2009).

4.9*	Warrant dated as of November 20, 2009 issued by InfoLogix, Inc. to Hercules Technology I, LLC (incorporated by reference to Exhibit 4.3 of our Current Report on Form 8-K dated November 20, 2009).

4.10*	Warrant dated as of November 20, 2009 issued by InfoLogix, Inc. to Warren V. Musser (incorporated by reference to Exhibit 4.4 of our Current Report on Form 8-K dated November 20, 2009).

4.11**	Warrant dated as of November 20, 2009 issued by InfoLogix, Inc. to Michael M. Carter (incorporated by reference to Exhibit 4.9 of our Annual Report on Form 10-K filed April 16, 2010).

4.12*	Warrant dated as of November 20, 2009 issued by InfoLogix, Inc. to David T. Gulian (incorporated by reference to Exhibit 4.6 of our Current Report on Form 8-K dated November 20, 2009).

4.13*	Warrant dated as of November 20, 2009 issued by InfoLogix, Inc. to Richard D. Hodge (incorporated by reference to Exhibit 4.7 of our Current Report on Form 8-K dated November 20, 2009).

4.14*	Warrant dated as of November 20, 2009 issued by InfoLogix, Inc. to Fairmount Partners LP (incorporated by reference to Exhibit 4.8 of our Current Report on Form 8-K dated November 20, 2009).

4.15*	Warrant dated as of November 29, 2006 between InfoLogix, Inc. and Karen Keating Mara (incorporated herein by reference to Exhibit 4.3 of our Current Report on Form 8-K dated November 29, 2006).

4.16*	Warrant dated as of November 29, 2006 between InfoLogix, Inc. and Craig A. Wilensky (incorporated herein by reference to Exhibit 4.6 of our Current Report on Form 8-K dated November 29, 2006).

5.1*	Opinion of Drinker Biddle & Reath LLP.

10.1*

Debt Conversion Agreement dated as of November 20, 2009 by and between InfoLogix, Inc. and Hercules Technology I, LLC (incorporated by reference to Exhibit 10.1 of our Current Report on Form 8-K dated November 20, 2009).

10.2*

Registration Rights Agreement dated as of November 20, 2009 by and between InfoLogix, Inc. and Hercules Technology I, LLC (incorporated by reference to Exhibit 10.2 of our Current Report on Form 8-K dated November 20, 2009).

10.3*

Registration Rights Agreement dated as of November 20, 2009 by and between InfoLogix, Inc. and Hercules Technology Growth Capital, Inc (incorporated by reference to Exhibit 10.3 of our Current Report on Form 8-K dated November 20, 2009).

10.4*	Form of Indemnification Agreement dated as of November 20, 2009 (incorporated by reference to Exhibit 10.5 of our Current Report on Form 8-K dated November 20, 2009).

10.5**

Registration Rights Agreement, dated as of April 6, 2010, by and between InfoLogix, Inc. and Hercules Technology Growth Capital, Inc. (incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed April 8, 2010).

23.1**	Consent of McGladrey & Pullen LLP.

23.2*	Consent of Drinker Biddle & Reath LLP (incorporated by reference to Exhibit 5.1 to this Registration Statement).

24*	Power of Attorney.

99.1**	Selected Financial Data for the years ended December 31, 2005, 2006, 2007, 2008 and 2009.

* Previously filed.

** Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized in the Borough of Hatboro, Commonwealth of Pennsylvania, on May 18, 2010.

INFOLOGIX, INC.

/s/ John A. Roberts
By: John A. Roberts
Title: Chief Financial Officer

Power of Attorney

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Name	Title	Date

/s/ David T. Gulian	President and Chief Executive Officer (principal executive officer) and Director	May 18, 2010
David T. Gulian

/s/ John A. Roberts	Chief Financial Officer (principal financial officer and principal accounting officer) and Secretary	May 18, 2010
John A. Roberts

*	Director	May 18, 2010
Mark S. Denomme

*	Director	May 18, 2010
Manuel A. Henriquez

*	Director	May 18, 2010
Roy R. Liu

*	Director	May 18, 2010
Thomas C. Lynch

*	Director	May 18, 2010
Thomas O. Miller

/s/ Melvin L. Keating	Director	May 18, 2010
Melvin L. Keating

* By:	/s/ John A. Roberts
Attorney-in-fact

EXHIBIT INDEX

Exhibit No.	Description
4.1*	Certificate of Incorporation of New Age Translation, Inc. (incorporated herein by reference to Exhibit 3.1 of our Current Report on Form 8-K dated November 22, 2006).

4.2*

Certificate of Amendment of New Age Translation, Inc. changing corporate name to InfoLogix, Inc. (incorporated herein by reference to Exhibit 3.2 of our Current Report on Form 8-K dated November 29, 2006).

4.3*	Certificate of Amendment to Certificate of Incorporation of InfoLogix, Inc. (incorporated herein by reference to Exhibit 3.1 of our Current Report on Form 8-K dated January 5, 2010).

4.4*	By-laws of New Age Translation, Inc. (incorporated herein by reference to Exhibit 3.2 of our Current Report on Form 8-K dated November 22, 2006).

4.5*

Amended and Restated Loan and Security Agreement dated as of November 20, 2009 by and among InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition, LLC, and InfoLogix — DDMS, Inc., as Borrowers, and Hercules Technology Growth Capital, Inc., as Lender (incorporated by reference to Exhibit 4.1 of our Current Report on Form 8-K dated November 20, 2009).

4.6*

Amendment No. 1, dated as of February 19, 2010, to the Amended and Restated Loan and Security Agreement, dated as of November 20, 2009, by and among InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition LLC and InfoLogix-DDMS, Inc., as Borrowers and Hercules Technology Growth Capital, Inc., as Lender (incorporated herein by reference to Exhibit 4.1 of our Current Report on Form 8-K filed February 23, 2010).

4.7**

Amendment No. 2, dated as of April 6, 2010, to the Amended and Restated Loan and Security Agreement, dated as of November 20, 2009, as amended, by and among InfoLogix, Inc., InfoLogix Systems Corporation, Embedded Technologies, LLC, Opt Acquisition LLC, and InfoLogix-DDMS, Inc., as Borrowers, and Hercules Technology Growth Capital, Inc., as Lender (incorporated herein by reference to Exhibit 4.3 of our Current Report on Form 8-K filed April 8, 2010).

4.8*

Warrant dated as of November 20, 2009 issued by InfoLogix, Inc. to Hercules Technology Growth Capital, Inc. (incorporated by reference to Exhibit 4.2 of our Current Report on Form 8-K dated November 20, 2009).

4.9*	Warrant dated as of November 20, 2009 issued by InfoLogix, Inc. to Hercules Technology I, LLC (incorporated by reference to Exhibit 4.3 of our Current Report on Form 8-K dated November 20, 2009).

4.10*	Warrant dated as of November 20, 2009 issued by InfoLogix, Inc. to Warren V. Musser (incorporated by reference to Exhibit 4.4 of our Current Report on Form 8-K dated November 20, 2009).

4.11**	Warrant dated as of November 20, 2009 issued by InfoLogix, Inc. to Michael M. Carter (incorporated by reference to Exhibit 4.9 of our Annual Report on Form 10-K filed April 16, 2010).

4.12*	Warrant dated as of November 20, 2009 issued by InfoLogix, Inc. to David T. Gulian (incorporated by reference to Exhibit 4.6 of our Current Report on Form 8-K dated November 20, 2009).

4.13*	Warrant dated as of November 20, 2009 issued by InfoLogix, Inc. to Richard D. Hodge (incorporated by reference to Exhibit 4.7 of our Current Report on Form 8-K dated November 20, 2009).

4.14*	Warrant dated as of November 20, 2009 issued by InfoLogix, Inc. to Fairmount Partners LP (incorporated by reference to Exhibit 4.8 of our Current Report on Form 8-K dated November 20, 2009).

4.15*	Warrant dated as of November 29, 2006 between InfoLogix, Inc. and Karen Keating Mara (incorporated herein by reference to Exhibit 4.3 of our Current Report on Form 8-K dated November 29, 2006).

4.16*	Warrant dated as of November 29, 2006 between InfoLogix, Inc. and Craig A. Wilensky (incorporated herein by reference to Exhibit 4.6 of our Current Report on Form 8-K dated November 29, 2006).

5.1*	Opinion of Drinker Biddle & Reath LLP.

10.1*

Debt Conversion Agreement dated as of November 20, 2009 by and between InfoLogix, Inc. and Hercules Technology I, LLC (incorporated by reference to Exhibit 10.1 of our Current Report on Form 8-K dated November 20, 2009).

10.2*

Registration Rights Agreement dated as of November 20, 2009 by and between InfoLogix, Inc. and Hercules Technology I, LLC (incorporated by reference to Exhibit 10.2 of our Current Report on Form 8-K dated November 20, 2009).

10.3*

Registration Rights Agreement dated as of November 20, 2009 by and between InfoLogix, Inc. and Hercules Technology Growth Capital, Inc (incorporated by reference to Exhibit 10.3 of our Current Report on Form 8-K dated November 20, 2009).

10.4*	Form of Indemnification Agreement dated as of November 20, 2009 (incorporated by reference to Exhibit 10.5 of our Current Report on Form 8-K dated November 20, 2009).

10.5**

Registration Rights Agreement, dated as of April 6, 2010, by and between InfoLogix, Inc. and Hercules Technology Growth Capital, Inc. (incorporated herein by reference to Exhibit 10.1 of our Current Report on Form 8-K filed April 8, 2010).

23.1**	Consent of McGladrey & Pullen LLP.

23.2*	Consent of Drinker Biddle & Reath LLP (incorporated by reference to Exhibit 5.1 to this Registration Statement).

24*	Power of Attorney.

99.1**	Selected Financial Data for the years ended December 31, 2005, 2006, 2007, 2008 and 2009.

* Previously filed.

** Filed herewith.